UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 30, 2007
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                     000-27127                    04-3332534
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On May 30, 2007, the Company issued a press release announcing that it expects to finalize its restatement of prior period financial statements and complete the filing of its delinquent financial reports in June 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

      Exhibit 99.1 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                Description
-----------                -----------------------------------------------------

99.1                       Press Release dated May 30, 2007 (Furnished herewith)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 4, 2007                 iBasis, Inc.

                                   By:  /s/ Richard G. Tennant
                                        Senior Vice President of
                                        Finance and Administration
                                        and Chief Financial Officer
                                        ---------------------------